UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2022

SANDBRIDGE X2 CORP
(Exact name of registrant as specified in its charter)

Delaware	001-40183	86-1544667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Ave, 23rd floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 292-7870

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBII.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SBII	New York Stock Exchange LLC
Redeemable warrants included as part of the Units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50		NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

 On November 29, 2022, stockholders of Sandbridge X2 Corp (the “Company”) approved the amendment to the Company’s Investment Trust Management Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account from (A) the earlier of the Company’s completion of an initial business combination and March 12, 2023 to (B) December 15, 2022 or such earlier date as is determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Amendment to the Investment Trust Management Agreement”).

On November 29, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the approval of the Amendment to the Investment Trust Management Agreement.

A copy of the Amendment to the Investment Trust Management Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

 On November 29, 2022, stockholders of the Company approved the amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to change the date by which the Company must consummate a business combination from March 12, 2023 to December 15, 2022 or such earlier date as is determined by the Board in its sole discretion (the Charter, as amended, the “Second Amended and Restated Certificate of Incorporation”). The Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 29, 2022.

On November 29, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing (i) the approval and filing of the Second Amended and Restated Certificate of Incorporation and (ii) that the Board has set November 29, 2022 as the date by which the Company must consummate a business combination (the “Amended Termination Date”).

A copy of the Second Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

 The information set forth in Items 1.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company’s special meeting of stockholders held on November 29, 2022 (the “Stockholder Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (i) a proposal to approve the Second Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposal”) and (ii) a proposal to approve the Amendment to the Investment Trust Agreement (the “Trust Amendment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1. Charter Amendment Proposal

Votes For	Votes Against	Abstentions
22,687,645	0	0

Accordingly, the Charter Amendment Proposal was approved.

2. Trust Amendment Proposal

Votes For	Votes Against	Abstentions
22,687,645	0	0

Accordingly, the Trust Amendment Proposal was approved.

In connection with the approval and adoption of the Second Amended and Restated Certificate of Incorporation, the holders of 21,611,237 outstanding Class A common stock, par value $0.0001 per share (the “Public Shares”) exercised their right to redeem their shares for cash at a redemption price of approximately $10.09 per share, for an aggregate redemption amount of approximately $218,136,001.27 (the “Voluntary Redemption”). Following such redemptions, 2,206,464 Public Shares remain outstanding.

Item 8.01	Other Events.

The information set forth in Items 1.01, 3.03 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Due to the Company’s inability to consummate an initial business combination by the Amended Termination Date, the Company intends to redeem all Public Shares not elected to participate in the Voluntary Redemption substantially concurrently with the Voluntary Redemption (all such redemptions together, the “Post-Amendment Share Redemption”), at a per-share redemption price of approximately $10.09, and to dissolve and liquidate, each in accordance with the provisions of its Second Amended and Restated Certificate of Incorporation.

Following the completion of the Post-Amendment Share Redemption, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The Company’s initial stockholders have waived their redemption rights with respect to its outstanding shares of Class B common stock issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that NYSE will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

On November 29, 2022, the Company issued a press release announcing that the Company intends to redeem all of its Public Shares and wind up on or before December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall they be deemed incorporated by reference in any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project,” “anticipate” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation
10.1	Amendment to Investment Management Trust Agreement
99.1	Press Release, dated November 29, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDBRIDGE X2 CORP

	By:	/s/ Richard Henry
	Name:	Richard Henry
	Title:	Chief Financial Officer

Date: November 29, 2022